SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549




                                  FORM 8-K

                               CURRENT REPORT



                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                       Date of Report: June 23, 1999



                             Albertson's, Inc.
           (Exact name of registrant as specified in its charter)


      Delaware                   No. 1-6187                     82-0184434
  (State or other         (Commission File Number)            (IRS Employer
   jurisdiction of                                                Number)
   incorporation)


        250 Parkcenter Blvd., P.O. Box 20, Boise, Idaho            83726
           (Address of principal executive offices)              (Zip Code)


Registrant's telephone number:  (208) 395-6200

Item 2. Acquisition or Disposition of Assets.
---------------------------------------------

     On June 23, 1999, Albertson's, Inc. ("Albertson's"), a Delaware corporation, and American Stores Company ("ASC"), a Delaware corporation, consummated a merger (the "Merger") whereby Abacus Holdings, Inc. ("Merger Sub"), a Delaware corporation and a wholly owned subsidiary of Albertson's, was merged with and into ASC pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), dated as of August 2, 1998. As a result of the Merger, ASC has survived the merger as a wholly owned Delaware subsidiary of Albertson's.

     Pursuant to the terms of the Merger Agreement, each issued and outstanding share of common stock, par value $1.00 per share, of ASC ("ASC Common Stock") was converted into the right to receive 0.63 shares of common stock, par value $1.0 per share, of Albertson's ("Albertson's Common Stock"). Albertson's issued approximately 184.5 million shares of Albertson's Common Stock in exchange for all of the outstanding shares of ASC Common Stock. In addition, each option to purchase ASC Common Stock outstanding at the time of the Merger under ASC's stock option plans was converted into an option to purchase the number of shares of Albertson's Common Stock equal to the number of shares of ASC Common Stock subject to such option multiplied by the exchange ratio for the Merger, and the associated exercise price of each option was adjusted accordingly.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
--------------------------------------------------------------------------

(a) Financial Statements of Business Acquired.

     Pursuant to Item 7(a)(4), the Registrant has not included the requisite financial statements. Registrant anticipates that it will file such financial statements on or before August 27, 1999.

(b) Pro Forma Financial Information

     Pursuant to Item 7(b)(2), the Registrant has not included the requisite pro forma financial information. The Registrant anticipates that it will file such pro forma financial information on or before August 27, 1999.

(c) Exhibits.

The following exhibits are filed with this report.

2.1 Agreement and Plan of Merger, dated as of August 2, 1998, by and among Albertson's Inc., Abacus Holdings, Inc. and American Stores Company incorporated by reference as Exhibit 1 to the Schedule 13D filed on August 12, 1998.

3.1 Albertson's, Inc. By-laws, dated June 24, 1999, incorporated by reference to Exhibit 4.2 of Albertson's Registration Statement on Form S-8, filed on July 2, 1999.

99.1  Press Release, dated June 22, 1999 with attachments.

99.2  Press Release, dated June 24, 1999.


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                                 SIGNATURE
                                 ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                          ALBERTSON'S, INC.


July 2, 1999                              By: /s/ Thomas R. Saldin

                                          Thomas R. Saldin

                                          Executive Vice President
                                          and General Counsel

                               EXHIBIT INDEX


Exhibit                             Description


2.1 Agreement and Plan of Merger, dated as of August 2, 1998, by and among Albertson's Inc., Abacus Holdings, Inc. and American Stores Company incorporated by reference as Exhibit 1 to the Schedule 13D filed on August 12, 1998.

3.1 Albertson's, Inc. By-laws, dated June 24, 1999, incorporated by reference to Exhibit 4.2 of Albertson's Registration Statement on Form S-8, filed on July 2, 1999.

99.1  Press Release, dated June 22, 1999 with attachments.

99.2  Press Release, dated June 24, 1999.